CONDENSED BALANCE SHEETS (Parenthetical) - USD ($)	Oct. 31, 2016	Jul. 31, 2016	Jul. 31, 2015
CURRENT LIABILITIES
Convertible Notes Payable net of unamortized discounts	$ 455,701	$ 326,590	$ 0
Net of deferred charges	$ 110,833	$ 123,586	$ 0
STOCKHOLDERS' DEFICIT
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	500,000,000	500,000,000	500,000,000
Common stock, shares issued	103,096,935	103,096,935	676,575
Common stock, shares outstanding	103,096,935	103,096,935	676,575